


REGENERON
REGENERON

REGENERON

science to medicine™

Building a Biopharmaceutical Growth Company

J.P. Morgan Healthcare Conference

January 9, 2012

Leonard S. Schleifer, M.D., Ph.D.

President and Chief Executive Officer



REGENERON


Safe Harbor Statement

Except for historical information, the matters contained in this presentation may constitute forward-looking statements that involve risks and uncertainties, including risks and uncertainties related to product development and clinical trials, unforeseen safety issues resulting from the administration of products and product candidates in patients, uncertainties related to the need for regulatory and other government approvals, government regulations, risks related to third party patents and proprietary technology, litigation, the need for additional capital, uncertainty of market acceptance of Regeneron's products and product candidates, the ability of the Company to meet any of its sales or other financial projections, the receipt of future payments, the continuation of business partnerships, and additional risks detailed from time to time in Regeneron's filings with the Securities and Exchange Commission (SEC). Please refer to Regeneron's recent Forms 10-K, 10-Q, and 8-K for additional information on the uncertainties and risk factors and other information related to our business.

Because forward-looking statements involve risks and uncertainties, actual results may differ materially from current results expected by Regeneron. Regeneron is providing this information as of the original date of this presentation and expressly disclaims any duty to update any information contained in these materials, including without limitation any sales and COGS forecasts and any other forward-looking statements.



Regeneron – Science to Medicine™

Building a Biopharmaceutical Growth Company



Building a Biopharmaceutical Growth Company

Building Blocks of Sustained Long-Term Growth

Revenue Drivers


Potential Long-Term Growth
ARCALYST

Profitability


Potential for Higher Margins
Revenues
R&D
SG&A
COGS
REGN R&D
SG&A
COGS
Typical Biotech
REGENERON

Strong R&D


Phase 1
Phase 2
Phase 3
Regulatory Submission

Infrastructure



REGENERON

Building a Biopharmaceutical Growth Company

Short and Long-Term Revenue Drivers



Potential Long-Term Growth
MARKET POTENTIAL
TIME
2012
OTHER ANTIBODIES
SARILUMAB
REGN727 (anti-PCSK9)
ZALTRAP (CRC)
EYLEA non-AMD (ex-US)
EYLEA DME (US)
EYLEA CRVO
EYLEA AMD (ex-US)
EYLEA AMD (US)
ARCALYST

For Illustrative Purposes Only. Not to scale

Products and Collaborations Drive Profitability

- U.S. EYLEA expected to drive profitability
  - Regeneron owns 100% of U.S. profit
  - Average gross margins expected to be greater than 90%
  - Market addressed by 125 person field force
- Regeneron owns 100% of world wide ARCALYST profits
- Regeneron will retain significant share of collaboration profits on product candidates
  - 50% of ex-U.S. EYLEA (with Bayer HealthCare)
  - 50% of worldwide ZALTRAP® (with Sanofi)
  - ~45% of worldwide antibodies (e.g. REGN727, sarilumab)
- Sanofi collaboration provides earnings leverage
  - Sanofi funds ~100% of antibody development expense*
  - Sanofi funds ~$160M/year of antibody discovery through 2017

**100% development funding by Sanofi for all opted-in antibodies except 80% of an antibody's Phase 3 costs incurred after receipt of the first positive results in a Phase 3 trial for that antibody. Regeneron repays Sanofi for 50% of development costs out of profits. Repayment capped in any year at 10% of Regeneron share of profits*

Building a Biopharmaceutical Growth Company

Collaborations Help Drive Higher Margins



Potential for Higher Margins
Revenues
Profit
R&D
SG&A
COGS
Typical Biotech
Profit
Sanofi funded R&D
REGN R&D
SG&A
COGS
REGENERON

For Illustrative Purposes Only. 100% development funding by Sanofi for all opted-in antibodies except 80% of an antibody's Phase 3 costs incurred after receipt of the first positive results in a Phase 3 trial for that antibody. Regeneron repays Sanofi for 50% of development costs out of profits. For antibodies repayment capped in any year at 10% of Regeneron share of profits

Pipeline & Infrastructure Provide Engine For Long-Term Growth Potential

- Ten antibodies in the clinic
  - Based on proprietary *VelocImmune*® technology
  - Two antibodies will be in Phase 3 in 2012 (REGN727, sarilumab)
  - Eight are partnered with Sanofi
- Goal of 20-30 antibodies over life of Sanofi agreement
- Total R&D spending (including collaborators) of >$750M in 2011
- All products and candidates have originated from Regeneron laboratories
- Large scale manufacturing facility at Rensselaer, NY
  - State of the art GMP technology
  - 54,000 L capacity
- Ended 2011 with ~1700 employees
  - Ranked #2 Employer by Science Magazine

Ranked by Science Magazine as the #2 Employer in the Global Biopharmaceutical Industry

Science 2011 TOP EMPLOYER

EYLEA™ - A Growth Story Within a Single Product


EYLEA
(aflibercept) Injection
For Intravitreal Injection
2 mg/0.05 mL
Single-use Vial
℞ ONLY


FDA APPROVES REGENERON
(REGN) DRUG EYLEA™
(aflibercept) Injection
FOR TREATMENT OF
WET AMD
REGENERON
NASDAQ

EYLEA™– A Growth Story Within a Single Product

EYLEA™ - Can Provide Growth over Multiple Years

- U.S. wet AMD is a large and growing market
  - Branded wet AMD market ~$1.5B in U.S.
  - Conversion of off-label bevacizumab use to branded options could expand branded market
  - Aging population in U.S. expected to drive continued growth in patients
- Geographic expansion with Bayer HealthCare collaboration
  - Approval and launch in Japan, Europe, and other countries expected in 2012-2013
  - Branded anti-VEGF eye market ex-U.S. ~$2B
  - SIGHT trial for wet AMD initiated in China
- Potential additional indications add to short and long-term opportunity
  - Central retinal vein occlusion (CRVO) sBLA submitted
  - Diabetic macular edema (DME) trials ongoing; **VISTA-DME North American trial fully enrolled**
  - Myopic CNV trial in Asia ongoing


NDC 61755-005-02
EYLEA
(aflibercept) Injection
For Intravitreal Injection
2 mg/0.05 mL
Single-use Vial
℞ ONLY

EYLEA™ - U.S. Wet AMD Launch Underway

– EYLEA provides an important alternative for patients and physicians

- Monthly dosing and monitoring visits pose challenges for patients, caregivers, and physicians
- EYLEA is the only FDA-approved treatment for wet AMD labeled for less than monthly dosing that demonstrated clinical equivalence to monthly ranibizumab*
- Cost of annual EYLEA therapy ~45% less than labeled monthly ranibizumab regimen

– Hurdles to initial launch

- Facing well-entrenched competition and inexpensive off-label product use
- Regeneron's first major product launch
- Reimbursement important in a "buy and bill" model
  - No permanent J-code until January 2013

– EYLEA launch strategy addresses challenges

- Experienced sales force with average of ~15 years experience in biologics
- Long-dated commercial terms for physicians
- Comprehensive reimbursement and patient assistance program: EYLEA4U

**Contraindicated in patients with ocular or periocular infections, active intraocular inflammation, or known hypersensitivity to EYLEA or to any of the excipients in EYLEA*

EYLEA™ – A Growth Story Within a Single Product

Initial Launch Exceeds Expectations

- While still early in the launch, initial uptake has exceeded expectations
  - $24M to $25M in unaudited net sales to distributors in 2011 since first sale on November 21, 2011
  - Estimated 1-2 weeks of inventory held at distributors
  - More than 10,000 vials delivered to physicians' offices
- Pleased with early launch metrics
  - Positive physician, payer, and patient feedback
  - Physicians have started to receive Medicare and private payer reimbursement for EYLEA
- But launch is still early
  - Initial use includes pent-up demand from difficult to treat patients
  - Difficult to predict whether early trends will increase, stabilize, or decrease
- Preliminary EYLEA U.S. 2012 full year net sales forecast $140M to $160M
- COGS expected to average less than 10%, including royalty burden

• *Estimated gross to net adjustment of 7-10%*

Building a Biopharmaceutical Growth Company

Potential 2012 Launches* Provide Additional Near-Term Growth

- ARCALYST® (rilonacept) for the prevention of gout flares
- ZALTRAP® (aflibercept) in previously treated metastatic colorectal cancer



* *Assuming positive FDA review*

REGENERON

Potential 2012 Launches Provide Additional Near-Term Growth

ARCALYST® on the Market — Potential Launch in Gout


Arcalyst

- ARCALYST (rilonacept) on the market: Discovered, developed and successfully launched by Regeneron with ~$20M in annual sales in rare orphan disease (Cryopyrin-Associated Periodic Syndromes)


Bone erosions
Monosodium urate crystals
Synovium

- Potential launch in the prevention of gout flares in patients initiating uric acid-lowering therapy
  - Filed for regulatory approval in the U.S.
  - Granted ***July 30, 2012 PDUFA date***
  - Expect an FDA Advisory Committee Meeting
  - Two Phase 3 pivotal studies showed that ARCALYST markedly reduced the occurrence of painful gout attacks in patients initiating uric acid-lowering therapy. Most frequent adverse event was injection site reaction
  - Initiated UPSURGE long-term safety study

Potential 2012 Launches Provide Additional Near-Term Growth

ZALTRAP® (aflibercept) Potential Launch in Previously Treated Metastatic Colorectal Cancer

VELOUR

– **Positive Phase 3 results in previously treated colorectal cancer**
  - Previously treated metastatic colorectal cancer – met primary endpoint of improving overall survival. Safety profile consistent with previous studies.
  - Full results presented at ESMO World Congress on Gastrointestinal Cancer in June, 2011.
  - EU regulatory application submitted in 4Q 2011, U.S. BLA expected to be resubmitted in early 2012

VENICE

– **Phase 3 trial in 1st line prostate cancer ongoing**
  - 1st Line metastatic castration resistant prostate cancer – final analysis 1H12

Building a Biopharmaceutical Growth Company

Late Stage Pipeline – Two Antibodies in Phase 3 in 2012

- REGN727 - Leading the race to develop a new class of PCSK9 inhibitors
- Sarilumab - Rheumatoid arthritis represents a significant market opportunity



Late Stage Pipeline – Two Antibodies in Phase 3 in 2012

Despite Statins, Unmet Need in LDL Remains High


63M
U.S. Hyperlipidemia Market Elevated LDL
+ 32M
Treated
- 31M
Untreated
20M
Controlled
11M
"Uncontrolled"
1.4M
Refractory/Intolerant to Statins
8M
Primary Prevention
3M
Secondary Prevention

If guidelines lower LDL goals, more patients will not reach desired levels with statins

NHANES: National Health and Nutrition Examination Survey, CDC, 2005-2006; Decision Resources, 2008

REGN727: Leading the Anti-PCSK9 Race

Phase 1b Data: LDL-C at Day 57


Placebo
REGN 727
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
FH
nonFH
nonFH monotherapy

- Phase 1 data suggest ~60% LDL reduction when added to statins in Familial Hypercholesterolemia (FH) and non-FH subjects
- Favorable trends in other lipids (e.g. HDL-C/ApoA1, Lp(a), triglycerides)
- Preliminary Phase 2 data showed >65% reduction in LDL-C in familial hypercholesterolemia and in primary hypercholesterolemia on top of baseline statin use
- Generally safe and well tolerated
- Full Phase 2 data to be presented at an upcoming medical conference
- Phase 3 targeted to start 1H12

Late Stage Pipeline – Two Antibodies in Phase 3 in 2012

Sarilumab: Positive Phase 2 in Rheumatoid Arthritis

Phase 2 MOBILITY Trial



Placebo
150mg q2w
200mg q2w
ACR response (%)
80
70
60
50
40
30
20
10
0
46.2
15.4
1.9
66.7
35.3
11.8
65.4
40.4
17.3
ACR20
ACR50
ACR70

*p<0.01 versus placebo (only unadjusted p-values <0.01 are considered statistically significant

- Rheumatoid arthritis represents a significant market opportunity; IL-6 pathway is an important target.
- Sarilumab is a fully human, high affinity, interleukin-6 receptor (IL-6R) antibody
- Positive Phase 2 study in rheumatoid arthritis showed a significant and clinically meaningful improvement in signs and symptoms of moderate-to-severe RA in patients receiving sarilumab in combination with methotrexate.
- The types and incidence of adverse events were consistent with those previously reported with IL-6 inhibition
- Phase 3 MOBILITY trial enrolling

Building a Biopharmaceutical Growth Company

Pipeline and Discovery Research Provide Long-Term Growth Opportunities



Driving Pipeline Value

Ten Antibody Candidates in the Clinic

Phase 1

- REGN421 (Dll4 Antibody) Advanced malignancies
- REGN668 (IL-4R Antibody) Atopic dermatitis
- REGN728 (undisclosed target)
- REGN846 (undisclosed target) Atopic dermatitis
- REGN910 (ANG2 Antibody) Advanced malignancies
- REGN1033 (undisclosed target)
- REGN1154 (undisclosed target)

Phase 2

- REGN727 (PCSK9 Antibody) LDL cholesterol reduction
- REGN668 (IL-4R Antibody) Eosinophilic Asthma
- REGN475 (NGF Antibody)* Osteoarthritis

Phase 3

- EYLEA™ (aflibercept) Injection Diabetic macular edema
- ZALTRAP® (aflibercept) 1st-Line metastatic prostate cancer
- Sarilumab (IL-6R Antibody) Rheumatoid arthritis

Regulatory Submission

- EYLEA™ (aflibercept) Injection Central retinal vein occlusion
- ARCALYST® (rilonacept) Gout flare prevention
- ZALTRAP® (aflibercept)** Previously treated metastatic colorectal cancer

Therapeutic Focus Legend: Inflammation (blue), Metabolism (green), Oncology (red), Ophthalmology (orange), Pain (purple)

*On Clinical Hold

**U.S. biologics licensing application submission expected in early 2012

2012—Key Milestones

– Commercial Milestone

- EYLEA™ U.S. sales

– Regulatory Milestones

- EYLEA approval(s) in wet AMD outside the U.S.
- EYLEA approval in CRVO in the U.S.
- ARCALYST® approval in gout in the U.S.
- ZALTRAP® approval in previously treated metastatic colorectal cancer in the U.S.

– Clinical Milestones

- REGN727 (anti-PSCK9) Phase 3 program targeted to start in 1H12; detailed Phase 2 data to be presented at a medical conference
- Sarilumab Phase 3 program enrolling; additional Phase 3 trials to start
- ZALTRAP Phase 3 data in first line prostate cancer expected in 1H12
- REGN668 (anti-IL4R) preliminary data expected for atopic dermatitis and eosinophilic asthma


H V Z D S
C V K D
Z S H

Regeneron – Science to Medicine™

We know that science can change lives and we know that patients need better treatments.